SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                                                                                                              Date of Report (Date of earliest event reported):    July 6, 2012

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

	100 Liberty Street Warren, Pennsylvania (Address of principal executive office)	16365 (Zip Code)

Registrant’s telephone number, including area code:  (814) 726-2140

______________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

FORWARD-LOOKING STATEMENTS

This current report contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the final consent order to be entered into between Northwest Savings Bank (the “Bank”) and the Federal Deposit Insurance Corporation (the “FDIC”).

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to strategic objectives, anticipated financial results, future business prospects and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

•	general economic conditions, either nationally or in our market areas, that are worse than expected;

•	changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;

•	competition among depository and other financial institutions;

•	inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;

•	adverse changes in the securities markets; and

•	changes in our organization.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Item 8.01                      Other Events

On July 6, 2012, Northwest Bancshares, Inc. (the “Company”) announced that the Federal Deposit Insurance Corporation had terminated its Consent Order with Northwest Savings Bank.

Item 9.01                      Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.                    Description

99.1                                Press Release of Northwest Bancshares, Inc. dated July 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE: July 6, 2012	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr. Chief Financial Officer